UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]	Definitive Proxy Statement.
[ X ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to § 240.14a-12.

CITY NATIONAL ROCHDALE ALTERNATIVE TOTAL RETURN FUND, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FAQS

City National Rochdale
Alternative Total Return Fund

Why are we merging the City National Rochdale Alternative Total Return Fund (Alternative Total Return Fund) into the City National Rochdale Fixed Income Opportunities Fund (Fixed Income Opportunities Fund)?

City National Rochdale has informed the Alternative Total Return Fund’s Board of Managers that it believes that shareholders would benefit from an allocation to life settlement investments as part of a diversified, multi-strategy portfolio rather than obtaining dedicated investment exposure to the asset class through a separate pooled investment vehicle.

In light of City National Rochdale’s decision, and after considering the viability of and alternatives for the Alternative Total Return Fund, we believe the proposed merger will benefit shareholders given the Alternative Total Return Fund’s current size and its need to continue to make premium payments on the life insurance policies.

What type of fund is the Fixed Income Opportunities Fund?

The Fixed Income Opportunities Fund is an open-end mutual fund, with daily liquidity, and it is a part of the City National Rochdale mutual fund family.

When is the merger expected to occur?

We expect the merger to occur on May 30th, after shareholder approval.

What will happen to my shares and ownership in the Fund?

All current shareholders will have the value of their current Alternative Total Return Fund positions in shares of the Fixed Income Opportunities Fund on the date of the merger.

For example, if you currently own $50,000 of the Alternative Total Return Fund, you will receive $50,000 of the Fixed Income Opportunities Fund.

What if this does not fit into my overall investment objectives?

After the merger, your portfolio will be reviewed by your Portfolio Manager and the appropriate allocation can be made to align the proper weightings with your strategic investment objectives.

Can I redeem my shares of the Alternative Total Return Fund?

At this time you cannot redeem your shares, but once the merger is complete you will be able to redeem your shares of the Fixed Income Opportunities Fund.

If I decide to redeem my shares after the merger, will I be charged a redemption fee?  Will there be any restrictions?

No, you will not be charged any fees and there will be no restrictions.

How do the fees and expenses in the Fixed Income Opportunities Fund compare to the Alternative Total Return Fund?

The expense ratio of the Fixed Income Opportunities Fund is lower, 1.19%, than the Alternative Total Return Fund’s current 2.40% ratio.

Are there any other costs involved as a result of the merger?

No, all costs related to the merger will be absorbed by City National Rochdale.

Will there be tax consequences as a result of the merger?

Yes, the merger is a taxable event. You will receive a Schedule K-1 in 2015, which will contain the Alternative Total Return Fund tax information relating to the full redemption in 2014.  Your new tax basis will be the market value of the Fixed Income Opportunities Fund at the time of the merger.

You will receive one final Schedule K-1 at about the same time next year as you received this year.

Important Disclosures

Investing involves risk including loss of principal. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise. Investing in securities that are not investment grade offers a higher yield but also carries a greater degree of risk of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The City National Rochdale Fixed Income Opportunities Fund is distributed by SEI Investments Distribution Co., which is not affiliated with the City National Alternative Total Return Fund, City National Bank or any of its affiliates, or any of the sub-advisors.

This material must be preceded or accompanied by a current summary or full prospectus. Investors should read it carefully before investing or sending money.

The information presented does not involve the rendering of personalized investment, financial, legal or tax advice.  This is not an offer to buy or sell, or a solicitation of any offer to buy or sell any of the securities mentioned herein.

The content presented is based upon information received from sources City National Rochdale considers reliable.  Certain statements contained herein may constitute projections, forecasts and other forward looking statement, which do not reflect actual results and are based primarily upon apply a hypothetical set of assumptions to certain historical financial information.  Certain information has been provided by third-party sources and, although believed to be reliable, it has not been independently verified and its accuracy or completeness cannot be guaranteed.

Any opinions, projections, forecasts and forward looking statements presented herein are valid on as of the date of this document and are subject to change.

Alternative investments are speculative and may entail substantial risks.

Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise.

There is currently no established secondary market for life policies, and are not considered liquid investments.  If the Fund must sell a life policy to meet redemptions or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the life policy.  The underwriter’s estimate of the insured’s life expectancy may be incorrect.  An insurance company may be unable or refuse to pay benefits on a life policy.

Dear Valued Shareholder,

We are writing to inform you of some upcoming changes to the City National Rochdale Alternative Total Return Fund (“Alternative Total Return Fund” or the “Fund”).  After careful consideration, City National Rochdale has decided to merge the Alternative Total Return Fund into the City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”).

We believe that shareholders will benefit from an allocation to life settlement investments as part of a diversified, multi-strategy portfolio rather than obtaining dedicated investment exposure to the asset class through a separate pooled investment vehicle. In light of this decision, and after considering the viability of, and options for, the Alternative Total Return Fund, we believe that the proposed merger is the best solution given the Fund’s current size and the need to continue making premium payments on the life insurance policies.

On the date of the merger, the value of your current shares in the Alternative Total Return Fund will be exchanged for fund shares of equal value of the Fixed Income Opportunities Fund.  Once the merger is complete, your portfolio manager will review your portfolio to ensure that the appropriate allocation is made; aligning the proper weightings with your strategic investment objectives.

We anticipate the merger to become effective at the close of business on May 30, 2014 at a Special Meeting of the shareholders.  Pursuant to your Investment Advisory agreement, and as part of our service to our clients, we will be voting on your behalf in favor of the merger, unless you elect to vote your shares directly.  Please note that you do not need to take any action if you want us to cast an affirmative vote on your behalf.

For your reference, we have enclosed a copy of the proxy materials, the Fixed Income Opportunities Fund Prospectus, and Frequently Asked Questions.  Should you need further clarification, please contact the client service team at 800-245-9888 or info@cnr.com.  As always, if you have any additional questions or concerns, please contact your portfolio manager or advisor.

We deeply appreciate your long-standing support and thank you for the opportunity to serve your wealth management needs.

Sincerely,

Bruce Simon
Chief Investment Officer
City National Rochdale

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com

FAQS

City National Rochdale
Alternative Total Return Fund

Why are we merging the City National Rochdale Alternative Total Return Fund (Alternative Total Return Fund) into the City National Rochdale Fixed Income Opportunities Fund (Fixed Income Opportunities Fund)?

City National Rochdale has informed the Alternative Total Return Fund’s Board of Managers that it believes that shareholders would benefit from an allocation to life settlement investments as part of a diversified, multi-strategy portfolio rather than obtaining dedicated investment exposure to the asset class through a separate pooled investment vehicle.

In light of City National Rochdale’s decision, and after considering the viability of and alternatives for the Alternative Total Return Fund, we believe the proposed merger will benefit shareholders given the Alternative Total Return Fund’s current size and its need to continue to make premium payments on the life insurance policies.

What type of fund is the Fixed Income Opportunities Fund?

The Fixed Income Opportunities Fund is an open-end mutual fund, with daily liquidity, and it is a part of the City National Rochdale mutual fund family.

When is the merger expected to occur?

We expect the merger to occur on May 30th, after shareholder approval.

What will happen to my shares and ownership in the Fund?

All current shareholders will have the value of their current Alternative Total Return Fund positions in shares of the Fixed Income Opportunities Fund on the date of the merger.

For example, if you currently own $50,000 of the Alternative Total Return Fund, you will receive $50,000 of the Fixed Income Opportunities Fund.

Can I redeem my shares of the Alternative Total Return Fund?

At this time you cannot redeem your shares, but once the merger is complete you will be able to redeem your shares of the Fixed Income Opportunities Fund.

If I decide to redeem my shares after the merger, will I be charged a redemption fee?  Will there be any restrictions?

No, you will not be charged any fees and there will be no restrictions.

How do the fees and expenses in the Fixed Income Opportunities Fund compare to the Alternative Total Return Fund?

The expense ratio of the Fixed Income Opportunities Fund is lower, 1.19%, than the Alternative Total Return Fund’s current 2.40% ratio.

Are there any other costs involved as a result of the merger?

No, all costs related to the merger will be absorbed by City National Rochdale.

Will there be tax consequences as a result of the merger?

Yes, the merger is a taxable event. You will receive a Schedule K-1 in 2015, which will contain the Alternative Total Return Fund tax information relating to the full redemption in 2014.  Your new tax basis will be the market value of the Fixed Income Opportunities Fund at the time of the merger.

You will receive one final Schedule K-1 at about the same time next year as you received this year.

Important Disclosures

Investing involves risk including loss of principal. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise. Investing in securities that are not investment grade offers a higher yield but also carries a greater degree of risk of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The City National Rochdale Fixed Income Opportunities Fund is distributed by SEI Investments Distribution Co., which is not affiliated with the City National Alternative Total Return Fund, City National Bank or any of its affiliates, or any of the sub-advisors.

This material must be preceded or accompanied by a current summary or full prospectus. Investors should read it carefully before investing or sending money.

The information presented does not involve the rendering of personalized investment, financial, legal or tax advice.  This is not an offer to buy or sell, or a solicitation of any offer to buy or sell any of the securities mentioned herein.

The content presented is based upon information received from sources City National Rochdale considers reliable.  Certain statements contained herein may constitute projections, forecasts and other forward looking statement, which do not reflect actual results and are based primarily upon apply a hypothetical set of assumptions to certain historical financial information.  Certain information has been provided by third-party sources and, although believed to be reliable, it has not been independently verified and its accuracy or completeness cannot be guaranteed.

Any opinions, projections, forecasts and forward looking statements presented herein are valid on as of the date of this document and are subject to change.

Alternative investments are speculative and may entail substantial risks.

Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise.

There is currently no established secondary market for life policies, and are not considered liquid investments.  If the Fund must sell a life policy to meet redemptions or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the life policy.  The underwriter’s estimate of the insured’s life expectancy may be incorrect.  An insurance company may be unable or refuse to pay benefits on a life policy.

Dear Valued Shareholder,

We are writing to inform you of some upcoming changes to the City National Rochdale Alternative Total Return Fund (“Alternative Total Return Fund” or the “Fund”).  After careful consideration, City National Rochdale has decided to merge the Alternative Total Return Fund into the City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”).

We believe that shareholders will benefit from an allocation to life settlement investments as part of a diversified, multi-strategy portfolio rather than obtaining dedicated investment exposure to the asset class through a separate pooled investment vehicle. In light of this decision, and after considering the viability of, and options for, the Alternative Total Return Fund, we believe that the proposed merger is the best solution given the Fund’s current size and the need to continue making premium payments on the life insurance policies.

On the date of the merger, the value of your current shares in the Alternative Total Return Fund will be exchanged for fund shares of equal value of the Fixed Income Opportunities Fund.

We anticipate the merger to become effective at the close of business on May 30, 2014 at a Special Meeting of the shareholders. We anticipate that you will complete the attached Proxy Ballot Card and cast a vote “FOR” the merger.

For your reference, we have enclosed a copy of the proxy materials, the Fixed Income Opportunities Fund Prospectus, Frequently Asked Questions, and the Proxy Ballot card.  Should you need further clarification, please contact the client service team at 800-245-9888 or info@cnr.com.  As always, if you have any additional questions or concerns, please contact your advisor.

We deeply appreciate your long-standing support and thank you for the opportunity to serve your wealth management needs.

Sincerely,

Bruce Simon
Chief Investment Officer
City National Rochdale

570 Lexington Ave. New York, NY 10022-6937   |  (T) 212-702-3500   | www.cnr.com